UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

SCRAP CHINA CORPORATION
(Name of Registrant as Specified In Its Charter)
_________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ] Fee paid previously with preliminary materials.

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     Date Filed: ........................................................................................

SCRAP CHINA CORPORATION
PO Box 58228
Salt Lake City, Utah 84158
Tel: (801) 531-0404
 Fax: (801) 531-0707

US Securities & Exchange Commission
Washington, DC

Memo:

Attached is a preliminary proxy statement being filed by Scrap China Corporation.

We are filing this preliminary proxy statement to hold a Meeting of the Shareholders to vote on dissolution of the Company subject to the terms and conditions set forth in the proxy statement.

If you have any questions please contact:

STEVEN L. TAYLOR, PC
Lawyer
1338 South Foothill Drive, Suite 322,
Salt Lake City, Utah 84108
801 578-3283

/s/    Paul Roszel
Paul Roszel, Chairman

SCRAP CHINA CORPORATION
PO Box 58228
Salt Lake City, Utah 84158
Tel: (801) 531-0404
Fax: (801) 531-0707

NOTICE OF MEETING OF
SHAREHOLDERS
August 16, 2011

To the Shareholders:

The Meeting (“Meeting”) of shareholders of SCRAP CHINA CORPORATION (“Company”) will be held at The Little America Hotel, 500 South Main Street, Salt Lake City Utah 84101 on Tuesday August 16, 2011 commencing at 10:30 am MST for the following purposes:

1.	To vote on dissolution of the Company on the terms and conditions set forth in the proxy statement.
2.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on July 15, 2011, as the record date for the determination of shareholders entitled to notice of the Meeting.  All shareholders of record at close of business on that date will be entitled to vote at the Meeting.  The transfer books will not be closed. A listing of those entitled to vote will be available for inspection ten days prior to the meeting at the corporate office of the Company.

Shareholders who do not plan to attend the Meeting are urged to read the enclosed proxy statement and to fill in, date, and sign the enclosed proxy and return it to the Company in the enclosed envelope.

By Order of the Board of Directors

/s/ Paul Roszel
Paul Roszel, Chairman

Salt Lake City, Utah
June 28, 2011

THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF PRESENT SHAREHOLDERS OF THE COMPANY.  NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL ANY SECURITY.

SCRAP CHINA CORPORATION
PO Box 58228
Salt Lake City, Utah 84158
Tel: (801) 531-0404
Fax: (801) 531-0707

PROXY STATEMENT AND SOLICITATION

This Statement is furnished in connection with the solicitation by the Board of Directors of Scrap China Corporation, a Utah corporation (“Company”), of proxies to be voted at the Company’s meeting of shareholders (“Meeting”) to be held on Tuesday August 16, 2011.  This proxy statement and form of proxy will be sent to shareholders on approximately August 1, 2011.

If the enclosed proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting.  Each proxy will be voted as instructed and if no instruction is given will be voted “FOR” dissolution of the Company subject to the conditions set forth herein on page 9 below.   The named proxies may vote at their discretion upon such other matters as may properly come before the Meeting.  A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Company, by executing a later dated proxy, or by voting in person at the meeting.

If a shareholder is the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with the beneficial owner’s instructions.  If the owner does not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items and those shares will be treated as “broker non-votes”.  The election of directors is a “discretionary” item.

A shareholder’s failure to vote against a proposal will constitute a waiver of his appraisal or similar rights.  A shareholder’s vote against a proposal will be deemed to satisfy any notice requirements with respect to appraisal rights.

PERSONS MAKING THE SOLICITATION

The proxy is solicited on behalf of the Board of Directors of the Company.  The cost of soliciting proxies will be borne by the Company.  The Company estimates that the total cost of this solicitation will aggregate $3,000.  To date, the Company has spent $500.  The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to those persons for whom they hold such shares and request authority for the execution of proxies.  The Company will reimburse for reasonable costs incurred by them in so doing.  Directors, officers, and employees of the Company may solicit proxies in person or by mail, telephone or electronic means, but will receive no extra compensation for doing so.

SHAREHOLDERS ENTITLED TO VOTE

All holders of common shares of the Company are entitled to one vote for each share held.  As of the record date, July 15, 2011, there were 7,710,843 common shares outstanding.  There are no other voting securities outstanding.  A majority of the common shares constitutes a quorum at any shareholders’ meeting. Nominee non-votes and abstentions will be counted for purposes of determining a quorum but will not be counted as votes cast. Shareholders are not entitled to cumulate their shares for voting purposes. The transfer books of the Company will not be closed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables sets forth, as of June 27, 2011, the share ownership of each person known by the Company to be the beneficial owner of 5% or more of the Company's shares, each officer and director individually and all directors and officers of the Company as a group.

Title	Name & Address	Amount& Nature	Percent
of Class	of Beneficial Owner	of Beneficial	of Class
		Ownership

Common	Inter-Continental	3,858,785	50.04%
	Recycling, Inc. (Note 1)
	7 Darren Place
	Guelph, Ontario Canada

Common	Paul Roszel (Note 2)	174,465	2.26%
	7 Darren Place
	Guelph, Ontario Canada

Common	Richard R. Ivanovick	410,562	5.32%
	23 Cottontail Place
	Cambridge, Ontario Canada

Common	James Roszel (Note 3)	92,348	1.20%
	7 Darren Place
	Guelph, Ontario Canada

Common	Directors, as a Group	4,536,160	58.83%

Note (1) Inter-Continental Recycling Inc. is owned and beneficially held by Mr. Paul Roszel, a director of the Company, and his immediate family.
Note (2) Mr. Roszel owns and beneficially holds 174,465 shares.  In addition, he may be deemed to be a beneficial owner of the 3,858,785 common shares held by Inter-Continental Recycling, Inc.
Note (3) James Roszel is the son of Paul Roszel.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and officers of the Company are as follows:

Name	Age	Position	Term of Office

Paul Roszel	53	Chief Executive Officer,	Inception to
(Note 1)		President, Director	Present

Richard Ivanovick, C.A	69	Chief Financial Officer	Inception to
		Director	Present

James Roszel	28	Director	2009 to
(Note 1)			Present

Note 1) James Roszel is the son of Paul Roszel

For the past five years Paul Roszel has been responsible for the ongoing development and promotion of the former parent company, Maydao Corporation (formerly RecycleNet Corporation).  Paul Roszel is the founding director and Chief Executive Officer of Maydao Corporation.  He is a Director of Oldwebsites.com, Inc., a former wholly owned subsidiary of Maydao Corporation.  Paul Roszel has over 30 years of hands on experience in the recycling industry. He has been actively involved in the development and implementation of collection, processing, transportation and sales/marketing programs for secondary commodities.

Over the past five years, Richard R. Ivanovick, as Chief Financial Officer and a Director of Maydao Corporation (formerly RecycleNet Corporation), a position he has held since 1999, has been directly responsible for the preparation of financial reporting, documents and compliance under the Sarbanes Oxley Act of 2002 and the Securities Exchange Act of 1934.   Richard Ivanovick, is a registered Chartered Accountant.  He has been the President of Marsh Tire Service Ltd. since 1977, a company involved in automobile service, sales and leasing in the Guelph, Ontario Canada area.

For the past nine years James Roszel has been responsible for the ongoing marketing, and participated in business development, of Maydao Corporation.  James Roszel is a Director of Maydao Corporation. James Roszel has been the President and a Director of Oldwebsites.com, Inc., formerly Fiberglass.com, Inc., since its inception.  James Roszel is the son of Paul Roszel.

There are no arrangements or understandings between any of the foregoing and any other person pursuant to which the foregoing were selected to be nominees as directors of the Company.  There are no significant employees who are not also directors or executive officers except as described above.  There are no material legal proceedings pending against the Company or any of its officers or directors or involving any adverse interest by any officer or director against the Company.

Involvement in Certain Legal Proceedings

To the knowledge of the Company there are no pending or threatened litigation or proceedings against the Company.

Meetings of the Board

During the last fiscal year the Company's Board of Directors held three meetings and took unanimous action through three sets of minutes. All of the directors were present for each of the meetings.

Committees

The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.

Indemnification of Directors and Officers
Compliance with Section 16(a) of the Exchange Act

Section 16-10a-901 through 909 of the Utah Revised Business Corporation Act authorizes a corporation's board of directors or a court to award indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred, including counsel fees) arising under the Securities Act of 1933. A director of a corporation may only be indemnified if: (1) the conduct was in good faith; and (2) the director reasonably believed that the conduct was in or not opposed to the corporation's best interest; and (3) in the case of any criminal proceeding, the director had no reasonable cause to believe the conduct was unlawful. A corporation may not indemnify a person under the Utah Act unless and until the corporation's board of directors has determined that the applicable standard of conduct set forth above has been met.

The Company's Articles of Incorporation do not provide for any additional or different indemnification procedures other than those provided by the Utah Act, nor has the Company entered into any indemnity agreements with its current directors and officers regarding the granting of other or additional or contractual assurances regarding the scope of the indemnification allowed by the Utah Act. At present, there is no pending litigation or proceeding involving a director, officer or employee of the Company regarding which indemnification is sought, nor is the Company aware of any threatened litigation that may result in claims or indemnification. The Company has not obtained directors and officers liability insurance, although the board of directors of the Company may determine to investigate and, possibly, acquire such insurance in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDANCE

All Directors of Scrap China Corporation are Directors in the former parent company, Maydao Corporation (formerly RecycleNet Corporation). Maydao Corporation trades publicly as OTC: MYDO and is a "Reporting Company" under the Securities Exchange Act of 1934 and files annual, quarterly and periodic reports with the Securities and Exchange Commission, such as Forms 10-K, 10-Q, and 8-K. The reports are available at the Commission's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549, telephone 1-800-SEC-0330 and may be retrieved electronically via the Internet at www.sec.gov.

As at June 30, 2010 and March 31, 2011 respectively, the Company had an $185,976 and $189,967 payable to Scrap.Net, Inc.  Scrap.Net, Inc. is a wholly owned subsidiary of Inter-Continental Recycling Inc., a company that is owned and beneficially held by Paul Roszel, an officer and director of the Company. This resulted from expenses incurred for travel, office, and legal and accounting expenses paid on behalf of Scrap China Corporation.  Additional funds, if required, will be provided by Scrap.Net, Inc. and will be treated as a payable to a related party.  These advances are due on demand and bear no interest.

Inter-Continental Recycling Inc. owns 3,858,785 common shares of Scrap China Corporation.  Inter-Continental Recycling, Inc. is controlled 100% by Mr. Paul Roszel, a director of the company and his immediate family.

There are no other transactions during 2009, or proposed transactions, between the Company and any director or officer or greater than 5% shareholder in which such persons had or is to have a direct or indirect material interest. The Company has no stock options; option plans or other incentive compensation plans at the present time, although the Company anticipates that it may adopt incentive compensation plans in the future. Further, the Company has no formal management or employment agreements with any of its officers, directors or other employees.

Officers, directors, and greater than 5% shareholders, of the Company may have a direct or indirect interest in future potential businesses or entities in the recycling industry.

There were no transactions or series of similar transactions during the Company's last fiscal year (or currently proposed) in which the amount exceeds $60,000 and to which the Company and any of its officers, directors or greater than 5% shareholders are parties or have a material interest, direct or indirect.  None of the Company's directors is or has been an executive officer of, or owns or owned in excess of 10% equity interest in, any business or professional entity that has made, currently or during the last full fiscal year, any payments to the Company in excess of 5% of the Company's or other entity's consolidated gross revenues for its last full fiscal year.  None of the Company's directors is or has been an executive officer of or owns or owned in excess of 10% equity interest in any business or professional entity to which the Company has made or will make payments for property or services in excess of 5% of the Company's or other entities consolidated gross revenues for its last full fiscal year.  None of the Company's directors are or have been executive officers of or owns or owned in excess of 5% equity interest in any entity to which the Company was indebted at the end of its last full fiscal year in an aggregate amount in excess of 5% of the Company's total consolidated assets at the end of such year.  None of the Company's directors are members of or counsel to any law firms that the Company has retained or partners or officers of any investment-banking firm that has performed services for the Company.  Finally, no director, executive officer, nominee for election as director, any member of the immediate family of the forgoing persons, any corporation or organization of which any of the foregoing persons is an officer or partner or is (directly or indirectly) owner of 10% or more of equity securities of such entity, or any trust or estate in which any of the foregoing persons has a substantial interest or serves as trustee, is or has been indebted to the Company at any time since the beginning of the Company's last fiscal year in excess of $60,000.  See also Note 2 on Notes to Consolidated Financial Statements.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows compensation earned during the years ended June 30, 2010, 2009 and 2008 by the Officers and Directors of the Company. No other miscellaneous compensation was paid or stock options granted during this period.

Name & Principal Positions	Fiscal Year	Salary

Paul Roszel, President & Chairman	2010	$0
	2009	$0
	2008	$0

Richard R Ivanovick , CFO	2010	$0
	2009	$0
	2008	$0

James Roszel, Director	2010	$0
	2009	$0

INDEPENDENT PUBLIC ACCOUNTANTS

Hansen, Barnett & Maxwell, P.C. served as the Company’s Independent Registered Public Accounting Firm for the years ended June 30, 2010 and 2009 and for the period from June 15, 2005 (date of inception) through June 30, 2010, and is expected to serve in that capacity for the current year. Principal accounting fees for professional services rendered for the Company by Hansen, Barnett & Maxwell, P.C. for the years ended June 30, 2010 and 2009 are summarized as follows:

	2010	2009
Audit	$15,000	$13,750
Audit related	–	–
Tax	850	800
All other	–	–

Total	$15,850	$14,550

Audit Fees.  Audit fees were for professional services rendered in connection with the Company’s annual financial statement audits and quarterly reviews of financial statements and review of and preparation of consents for registration statements for filing with the Securities and Exchange Commission.

Tax Fees.  Tax fees related to services for tax compliance and consulting.

Audit Committee Pre-Approval Policies and Procedures.  At its regularly scheduled and special meetings, the Board of Directors, which is comprised of independent directors knowledgeable of financial reporting, considers and pre-approves any audit and non-audit services to be performed by the Company’s independent accountants. The Board of Directors has the authority to grant pre-approvals of non-audit services.

PROPOSAL NUMBER 1 – TO RATIFY THE CONSENT RESOLUTION OF THE BOARD OF DIRECTORS OF SCRAP CHINA CORPORATION REGARDING DISSOLUTION, SUBJECT TO THE CONDITIONS SET FORTH BELOW

At a Board of Directors Meeting held on March 15, 2011, a discussion was held regarding the financial condition of the Company.  As the Company has no operations or revenues, it raised substantial doubt about the ability of the Company to continue as a going concern.    At this meeting, as there have been no prospects for mergers, acquisitions or financings, the Board of Directors felt that they had exhausted all of it’s options and instructed Paul Roszel to explore the necessary obligations and requirements for an orderly dissolution or wind down of the Company, in the event that the Company was unable to continue as a going concern.

On June 23, 2011, The Board of Directors held a meeting to further discuss the future of the Company.  At this meeting the Board of Directors determined that the Company is no longer able to continue as a going concern.

The Board of Directors is requesting that the shareholders vote on the dissolution of the Company, reserving to the Board of Directors the right to forgo dissolution of the Company if a business opportunity deemed by the Board to be more favorable to the shareholders becomes available prior to dissolution.  In addition, the Board retains the right, under Utah Code Sec. 16-10a-1404, to revoke the dissolution within 120 days after the effective date of the dissolution by resolution of the Board alone and with no further or other actions by the shareholders. At the present time there are no pending mergers, acquisitions or financing options, however, in the event that a business opportunity is received in advance of the Meeting of Shareholders and is deemed by the Board of Directors to be more favorable to the shareholders than the dissolution of the Company, the shareholders authorize the Board of Directors to accept such an offer on their behalf.  If no acceptable business opportunity is received prior to the Meeting of Shareholders, the Directors of the Company, pending shareholder approval, will proceed with an orderly dissolution of the Company.

The Board of Directors recommends a vote "FOR" the dissolution of the Company subject to the conditions above.

OTHER MATTERS

As of the date of this proxy statement, management of the Company is unaware of any other matters for action at the meeting other than as set forth herein.  If any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

ANNUAL and QUARTERLY REPORTS

Accompanying this Proxy Statement is a copy of the Company’s financial information contained in its Annual Report of June 30, 2010 on Form 10-K/A and its most recent Quarterly Report of March 31, 2011 on Form 10-Q as filed with the Securities and Exchange Commission in Washington, DC.  The Company hereby incorporates by this reference all other filings made by the Company under Section 13 of the Securities Exchange Act of 1934 in this Proxy Statement for purposes of disclosure of information required herein by the Proxy Rules, as applicable, of the Commission under Section 14 of that Act and the rules there under.  The Company hereby undertakes to deliver, upon written or oral request, a copy of the Proxy Statement and/or the Annual Report on Form 10-K to any person who so requests. Direct requests to the Company at its address set forth above or request via email at info@scrapchina.com.

By Order of the Board of Directors
June 27, 2011
Paul Roszel, Chairman

MARCH 31, 2011

SCRAP CHINA CORPORATION
(A Development Stage Company)
CONDENSED BALANCE SHEETS
(Unaudited)

	March 31	June 30,
	2011	2010
ASSETS
Current Assets
Cash	$ 264	$ 291
Total Assets	$ 264	$ 291

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accrued liabilities	$ 19,605	$ 9,750
Payable to related parties	189,967	185,976
Total Current Liabilities	209,572	195,726
Stockholders' Deficit
Common shares - par value $0.001 per share; 250,000,000 shares authorized;
7,710,843 shares issued and outstanding, respectively	7,711	7,711
Additional paid-in capital	2,289	2,289
Deficit accumulated during development stage	(219,308)	(205,435)
Total Stockholders' Deficit	(209,308)	(195,435)
Total Liabilities and Stockholders' Deficit	$ 264	$ 291

See the accompanying notes to the condensed unaudited financial statements.

SCRAP CHINA CORPORATION
(A Development Stage Company)
CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

					For the period from
	For the Three Months Ended		For the Nine Months Ended		June 15, 2005 (date of
	March 31		March 31		inception) through
	2011	2010	2011	2010	March 31, 2011
Sales	$-	$-	$-	$-	$-
Operating Expenses
Selling, general and
adminstrative expenses	3,496	3,199	13,873	11,591	219,308
Total Operating Expenses	3,496	3,199	13,873	11,591	219,308
Net Loss	$(3,496)	$(3,199)	$(13,873)	$(11,591)	$(219,308)

Basic and Diluted Net Loss per Share	$-	$-	$-	$-
Weighted-Average Common
Shares Outstanding	7,710,843	7,710,843	7,710,843	7,710,843

See the accompanying notes to the condensed unaudited financial statements.

SCRAP CHINA CORPORATION
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' DEFICIT

			Additional		Total
	Common Shares		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Deficit
Issuance of Common Shares to RecycleNet
Corporation - June 15, 2005; $0.001 per share	10,000,000	$10,000	$-	$-	$10,000

Return of Shares from Spin-off of Corporation -
February 15, 2006; no cost	(2,289,157)	(2,289)	2,289	-	-

Net loss for the period from June 15, 2005
(Date of Inception) Through June 30, 2008	-	-	-	(168,622)	(168,622)

Balance - June 30, 2008	7,710,843	7,711	2,289	(168,622)	(158,622)

Net loss for the year ended June 30, 2009	-	-	-	(18,773)	(18,773)

Balance - June 30, 2009	7,710,843	7,711	2,289	(187,395)	(177,395)

Net loss for the year ended June 30, 2010	-	-	-	(18,040)	(18,040)

Balance - June 30, 2010	7,710,843	$7,711	$2,289	$(205,435)	$(195,435)

SCRAP CHINA CORPORATION
(A Development Stage Company)
CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)

			For the period from
	For the Nine Months Ended		June 15, 2005 (date of
	March 31,		inception) through
	2011	2010	March 31, 2011
Cash Flows From Operating Activities:
Net loss	$(13,873)	$(11,591)	$(219,308)
Changes in assets and liabilities:
Accrued liabilities	9,855	(4,300)	19,605
Net Cash From Operating Activities	(4,018)	(15,891)	(199,703)

Cash Flows From Investing Activities:	-	-	-

Cash Flows From Financing Activities:
Payable to related parties	3,991	15,864	189,967
Proceeds from sale of common stock	-	-	10,000
Net Cash From Financing Activities	3,991	15,864	199,967

Net Change in Cash	(27)	(27)	264
Cash at Beginning of Period	291	327	-
Cash at End of Period	$264	$300	$264

See the accompanying notes to the condensed unaudited financial statements.

SCRAP CHINA CORPORATION
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1–ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Operations — On June 15, 2005, Scrap China Corporation (“the Company”) was organized under the laws of the State of Utah. The Company is considered a development stage enterprise and is in the process of raising capital to fund operations.  As such, the Company has, since inception, spent most of its efforts in developing its business plan and in raising capital to fund its operations. The Company has relied upon cash flows from equity issuances and advances from related parties to sustain operations.  The Company is continuing to mature its business plan and is proceeding to raise capital in order to execute the proof of concept phase for the Company’s operations.

Basis of Presentation — The accompanying condensed financial statements have been prepared by Scrap China Corporation and are unaudited.  In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary for a fair presentation in accordance with accounting principles generally accepted in the United States of America.

The accompanying unaudited interim financial statements have been condensed pursuant to the rules and regulations of the Securities and Exchange Commission; therefore, certain information and disclosures generally included in financial statements have been condensed or omitted. These financial statements should be read in conjunction with the Company's annual financial statements included in the Company's annual report on Form 10K as of June 30, 2010 previously filed with the SEC on September 3, 2010.  The financial position and results of operations of the interim periods presented are not necessarily indicative of the results to be expected for the year ended June 30, 2011.

Business Condition — The Company has limited operating history and it has not yet been able to develop and execute its business plan.  This situation raises substantial doubt about its ability to continue as a going concern. The Company plans to fund its operations by issuing equity securities or loans from related parties. Success in these efforts is not assured.  The Board of Directors has discussed an orderly dissolution of the Company in the event the Company is unable to continue as a going concern due to the lack of operations and inability to obtain financing or merger/acquisition candidates. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

NOTE 2–PAYABLE TO RELATED PARTY

At March 31, 2011 and 2010, the Company owed $189,967 and $180,964, payable to Scrap.Net, Inc., a company related through common ownership and management.  During the year ended June 30, 2010, and the nine months ended March 31, 2011, Scrap.Net, Inc. paid certain expenses for travel, management and legal, and accounting expenses on behalf of Scrap China Corporation. The Company anticipates that Scrap.Net, Inc., if required, would provide additional funds; however, there is no assurance that future advances will be repaid.  These advances are due on demand and bear no interest.

ITEM 2 – MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Section and elsewhere in this Form 10-Q regarding matters that are not historical facts are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995).  Because such forward-looking statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All statements that address operating performance, events or developments that management expects or anticipates to occur in the future, including statements relating to sales and earnings growth or statements expressing general optimism about future operating results, are forward-looking statements. The forward-looking statements are based on management's current views and assumptions regarding future events and operating performance. Many factors could cause actual results to differ materially from estimates contained in management's forward-looking statements.  The differences may be caused by a variety of factors, including but not limited to adverse economic conditions, competitive pressures, inadequate capital, unexpected costs, lower revenues, net income and forecasts, the possibility of fluctuation and volatility of our operating results and financial condition, inability to carry out marketing and sales plans and loss of key executives, among other things.

Plan of Operation

Scrap China Corporation is a development stage company.  The Company plans to specialize in moving scrap materials into China.  These materials include, but are not limited to, scrap metal, waste paper, scrap plastic, scrap glass, etc.  The Company’s main focus will be on freight consolidation resulting in better economics in the transactions.

The Company is continuing to mature its business plan and is proceeding to raise capital in order to execute the proof of concept phase for the Company’s operations.

The Company is unaware of any existing or probable government regulations in the United States or China that would have any material negative impact on our business.

The Company has assessed which permits; registrations or licenses are required to import goods into China and the costs associated with them.  There are a number of permits, registrations and licenses that may be required by either the Company, or by any buyer or seller that the Company deals with, in order to be in compliance with any Chinese rules, regulations and environmental laws.  The Company does not anticipate any difficulties in completing this process or any difficulties in obtaining any necessary documentation that may be required.

To date the Company has determined that the following permits, registrations or licenses may be required in China:

•	General Administration for Quality Supervision, Inspection and Quarantine – AQSIQ

•	Compulsory Certificate – CCC

On June 15, 2005, upon inception of the Company, Maydao Corporation provided initial capital of $10,000 by purchasing 10,000,000 common shares (100%).  On September 30, 2009, Maydao Corporation re-organized, resulting in the centralization of all of its recycling operations and websites into Scrap.Net Inc., a wholly owned subsidiary of Maydao Corporation.   On November 30, 2009, Maydao Corporation sold Scrap.Net, Inc. to Inter-Continental Recycling, Inc., a related party through common ownership. The effect of this re-organization and sale resulted in the amount owing from the Company to Maydao Corporation to being transferred to Scrap.Net Inc.

The Company anticipates that Scrap.Net Inc, if required, will provide additional funds; however, there is no assurance of future advances from this related party.  Terms for repayment have not been established and the advances are due on demand and bear no interest.

The Company does not anticipate the purchase of any significant equipment or buildings during the development stage.

The Company does not expect any significant change in employees.

Off-Balance Sheet Arrangements

None

ITEM 3.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a “smaller reporting company” (as defined by Item 10 of Regulation S-K), the Company is not required to provide information required by this Item, as defined by Regulation S-K Item 305(e).

ITEM 4T. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures: We evaluated the effectiveness of the design and operation of our “disclosure controls and procedures” as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of the end of the period covered by this report. This evaluation (the “disclosure controls evaluation”) was done under the supervision and with the participation of management, including our chief executive officer (“CEO”) and chief financial officer (“CFO”). Rules adopted by the SEC require that in this section of our Quarterly Report on Form 10-Q we present the conclusions of the CEO and the CFO about the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report based on the disclosure controls evaluation.

Objective of Controls: Our disclosure controls and procedures are designed so that information required to be disclosed in our reports filed or submitted under the Exchange Act, such as this Quarterly Report on Form 10-Q, is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Our disclosure controls and procedures are also intended to ensure that such information is accumulated and communicated to our management, including the CEO and CFO, and the Board of Directors as appropriate to allow timely decisions regarding required disclosure.

Management’s Report on Disclosure Controls and Procedures: Based upon the disclosure controls and procedures evaluation, our CEO and CFO have concluded that as of the end of the period covered by this report; our disclosure controls and procedures were effective.

Changes in Internal Control over Financial Reporting: There were no changes in our internal control over financial reporting during the quarter ended March 31, 2011 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

JUNE 30, 2010

HANSEN, BARNETT & MAXWELL, P.C.
A Professional Corporation	Registered with the Public Company
CERTIFIED PUBLIC ACCOUNTANTS	Accounting Oversight Board
5 Triad Center, Suite 750
Salt Lake City, UT 84180-1128
Phone: (801) 532-2200 Fax: (801) 532-7944 www.hbmcpas.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Scrap China Corporation

We have audited the balance sheets of Scrap China Corporation (a development stage enterprise) as of June 30, 2010 and 2009 and the related statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from June 15, 2005 (date of inception) through June 30, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Scrap China Corporation as of June 30, 2010 and 2009 and the results of its operations and its cash flows for the years then ended and for the period from June 15, 2005 (date of inception) through June 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s lack of operating history, operating losses since inception and negative cash flows raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Hansen, Barnett and Maxwell, P.C.
HANSEN, BARNETT & MAXWELL, P.C.

Salt Lake City, Utah
August 31, 2010

SCRAP CHINA CORPORATION
(A Development Stage Company)
BALANCE SHEETS

	June 30,	June 30,
	2010	2009
ASSETS
Current Assets
Cash	$291	$327
Total Assets	$291	$327

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accrued liabilities	$9,750	$10,850
Payable to related parties	185,976	166,872
Total Current Liabilities	195,726	177,722
Stockholders' Deficit
Common shares - par value $0.001 per share; 250,000,000 shares authorized;
7,710,843 shares issued and outstanding, respectively	7,711	7,711
Additional paid-in capital	2,289	2,289
Deficit accumulated during development stage	(205,435)	(187,395)
Total Stockholders' Deficit	(195,435)	(177,395)
Total Liabilities and Stockholders' Deficit	$291	$327

The accompanying notes are an integral part of these financial statements.

SCRAP CHINA CORPORATION
(A Development Stage Company)
STATEMENTS OF OPERATIONS

			For the period from
	For the Years Ended		June 15, 2005 (date of
	June 30,		inception) through
	2010	2009	June 30, 2010
Sales	$-	$-	$-
Operating Expenses
Selling, general and
administrative expenses	18,040	18,773	205,435
Total Operating Expenses	18,040	18,773	205,435
Net Loss	$(18,040)	$(18,773)	$(205,435)

Basic and Diluted Net Loss per Share	$-	$-
Weighted-Average Common
Shares Outstanding	7,710,843	7,710,843

The accompanying notes are an integral part of these financial statements.

SCRAP CHINA CORPORATION
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS’ DEFICIT
FOR THE YEARS ENDED JUNE 30, 2009 AND 2010
			Additional		Total
	Common Shares		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Deficit
Issuance of Common Shares to RecycleNet
Corporation - June 15, 2005; $0.001 per share	10,000,000	$10,000	$-	$-	$10,000

Return of Shares from Spin-off of Corporation -
February 15, 2006; no cost	(2,289,157)	(2,289)	2,289	-	-

Net loss for the period from June 15, 2005
(Date of Inception) Through June 30, 2008	-	-	-	(168,622)	(168,622)

Balance - June 30, 2008	7,710,843	7,711	2,289	(168,622)	(158,622)

Net loss for the year ended June 30, 2009	-	-	-	(18,773)	(18,773)

Balance - June 30, 2009	7,710,843	7,711	2,289	(187,395)	(177,395)

Net loss for the year ended June 30, 2010	-	-	-	(18,040)	(18,040)

Balance - June 30, 2010	7,710,843	$7,711	$2,289	$(205,435)	$(195,435)

The accompanying notes are an integral part of these financial statements.

SCRAP CHINA CORPORATION
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
			For the period from
	For the Years Ended		June 15, 2005 (date of
	June 30,		inception) through
	2010	2009	June 30, 2010
Cash Flows From Operating Activities:
Net loss	$(18,040)	$(18,773)	$(205,435)
Changes in assets and liabilities:
Accrued liabilities	(1,100)	2,600	9,750
Net Cash From Operating Activities	(19,140)	(16,173)	(195,685)

Cash Flows From Investing Activities:	-	-	-

Cash Flows From Financing Activities:
Payable to related parties	19,104	16,137	185,976
Proceeds from sale of common stock	-	-	10,000
Net Cash From Financing Activities	19,104	16,137	195,976

Net Change in Cash	(36)	(36)	291
Cash at Beginning of Period	327	363	-
Cash at End of Period	$291	$327	$291

The accompanying notes are an integral part of these financial statements.

SCRAP CHINA CORPORATION
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Basis of Presentation - The accompanying financial statements present the financial position of Scrap China Corporation (the Company) and the results of its operations and cash flows in accordance with accounting principles generally accepted in the United States of America.

Business Condition — The Company is a development stage enterprise with minimal operating history.  It has not yet been able to develop and execute its business plan.  This situation raises substantial doubt about its ability to continue as a going concern, and could lead to discontinuance of operations. The Company plans to fund its operations by issuing equity securities or loans from related parties. Success in these efforts is not assured.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Organization and Nature of Operations — On June 15, 2005, Scrap China Corporation (“the Company”) was organized under the laws of the State of Utah as a wholly owned subsidiary of Maydao Corporation (formerly RecycleNet Corporation).  The Company is considered a development stage enterprise and is in the process of raising capital to fund operations.  As such, the Company has, since inception, spent most of its efforts in developing its business plan and in trying to raise capital to fund its operations. The Company has relied upon cash flows from equity issuances and advances from Maydao Corporation and its former subsidiary, Scrap.Net, to sustain operations.

The Company plans to specialize in importing scrap materials into China.  These materials include, but are not limited to, scrap metal, waste paper, scrap plastic, scrap glass, etc.  The Company’s main focus will be on freight consolidation resulting in better economics in the transactions.

On November 30, 2005 Maydao Corporation announced the spin-off of Scrap China Corporation effective January 20, 2006.  The spin-off was in the form of a pro-rata share dividend to Maydao Corporation common shareholders.  On January 20, 2006, the common shareholders of record of Maydao Corporation received one share of Scrap China Corporation for every ten shares of Maydao Corporation.   The remaining undistributed share balance of 2,289,157 shares was returned to the Scrap China Corporation treasury at no cost from Maydao Corporation.

The Company is continuing to mature its business plan and is attempting to raise capital in order to execute the proof of concept phase for the company’s operations.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments — The carrying amounts reported in the accompanying financial statements for current assets and current liabilities approximate fair values because of the immediate or short-term maturities of these financial instruments.

Revenue Recognition - The Company is continuing to mature its business plan and is attempting to raise capital in order to execute the proof of concept phase for the Company’s operations. To date the Company has not recorded any sales revenue.

Income Taxes — The Company recognizes an asset or liability for the deferred tax consequences of all temporary differences between the tax basis of assets or liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the asset or liabilities are recovered or settled.  Deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse.  Deferred tax assets are reviewed periodically for recoverability and valuation allowances are provided as necessary.

Net Loss Per Share — Basic and diluted loss per common share is computed on the basis of the weighted-average number of common shares outstanding during the period.  There were no potentially issuable common stock equivalents outstanding at June 30, 2010 or 2009.

Note 2 – Related Party Transactions

As of June 30, 2010 and 2009, the Company had an $185,976 and $166,872 payable to Scrap.Net, Inc., and Maydao Corporation respectively.  During the years ended June 30, 2010 and 2009, Scrap.Net, Inc. and Maydao Corporation paid certain expenses for travel, management and legal and accounting expenses on behalf of Scrap China Corporation. The Company anticipates that Scrap.Net, Inc., if required, would provide additional funds; however, there is no assurance that future advances will be made.  Terms for repayment have not been established and the advances are due on demand and bear no interest.

Note 3 – Stockholders’ Equity

The Company is authorized to issue 250,000,000 common shares. The board of directors is authorized to designate one or more series within the class of common shares and to designate relative preferences, limitations and rights.

In June 2005, the Company issued 10,000,000 shares of common stock to Maydao Corporation for cash proceeds of $10,000 or $0.001 per share, making the Company a wholly owned subsidiary of Maydao Corporation.

On November 30, 2005 Maydao Corporation announced the spin-off of Scrap China Corporation effective January 20, 2006.  The spin-off was in the form of a pro-rata share dividend to Maydao Corporation shareholders.  On January 20, 2006, the shareholders of record of Maydao Corporation received one share of Scrap China Corporation for every ten shares of Maydao Corporation.   The remaining undistributed share balance of 2,289,157 was returned to the Scrap China Corporation treasury at no cost from Maydao Corporation.

Note 4 – Income Taxes

The components of the net deferred tax asset as of June 30, 2010 and 2009 are as follows:

As of June 30,	2010	2009
Operating loss carry forwards	$76,627	$69,898
Valuation allowance	(76,627)	(69,898)
Net Deferred Tax Asset	$-	$-

The Company had no income tax expense for the years ended June 30, 2010 and 2009 due to the realization of the net operating loss carry-forwards.

The following is a reconciliation of the amount of benefit that would result from applying the federal statutory rate to pretax loss with the provision for income taxes for the fiscal years ended June 30, 2010 and 2009:

For the Years Ended June 30,	2010	2009
Tax at statutory rate (34%)	$(6,134)	$(6,383)
Change in valuation allowance	6,729	7,003
State tax benefit, net of federal tax effect	(595)	(620)
Provision for Income Taxes	$-	$-

The Company has U.S. federal operating loss carry-forwards of $205,434 that begin to expire in 2026.  The uses of U.S. operating loss carry-forwards are limited and may not be available to offset future income.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None

Item 9A. Controls and Procedures

The Company is neither a large accelerated filer nor an accelerated filer as those terms are defined in Rule 126-2 of the Exchange Act, therefore information is in Item 9A.(T).

Item 9A(T). Controls and Procedures

Evaluation of Disclosure Controls and Procedures

The Company has established disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 (the “Exchange Act”)) to ensure that material information relating to the Company is made known to the officers who certify the Company’s financial reports and to other members of senior management and the Board of Directors. These disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that are filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's (“SEC”) rules and forms. Under the supervision and with the participation of management, including the principal executive officer and principal financial officer an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as of June 30, 2010 was completed based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).  Based on this evaluation, the principal executive officer and principal financial officer concluded that the Company’s disclosure controls and procedures are functioning effectively.

Management's Report on Internal Control over Financial Reporting

The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting.  The Company’s internal control over financial reporting is a process designed under the supervision of the Company’s principal executive officer and principal financial officer to provide reasonable assurance regarding the reliability of financial reporting and preparation of the Company’s financial statements for external purposes in accordance with generally accepted accounting principles.

Due to its inherent limitations, internal control over financial reporting may not prevent or detect misstatements and, even when determined to be effective, can only provide reasonable, not absolute, assurance with respect to financial statement preparation and presentation. Projections of any evaluation of effectiveness to future periods are subject to risk that controls may become inadequate as a result of changes in conditions or deterioration in the degree of compliance.

At June 30, 2010, management assessed the effectiveness of the Company’s internal control over financial reporting based on COSO framework.  Based on the assessment, management has concluded that the Company’s internal control over financial reporting was effective as of June 30, 2010 and provides reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with generally accepted accounting principles.

This annual report on internal control over financial reporting (“Annual Report”) does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only management’s report in this Annual Report.

Changes in Internal Control over Financial Reporting

There was no change in the Company’s internal control over financial reporting during the Company’s most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

PROXY
SCRAP CHINA CORPORATION
MEETING OF SHAREHOLDERS
TO BE HELD ON August 16, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of SCRAP CHINA CORPORATION (“Company”) hereby constitutes and appoints Paul Roszel and Richard R. Ivanovick, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Meeting of Shareholders of the Company to held at The Little America Hotel, 500 South Main Street, Salt Lake City Utah 84101 on Tuesday August 16, 2011 commencing at 10:30 am MST and at any adjournment thereof.

The Board of Directors Recommends a Vote FOR Item 1.

1.
DISSOLUTION OF THE COMPANY IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THE PROXY STATEMENT.  The vote regarding the dissolution of the Company requires the affirmative vote of a majority of the votes cast at the Meeting.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.	OTHER BUSINESS: Such other business as may properly come before the meeting.

AUTHORITY GRANTED [ ]	AUTHORITY WITHHELD [ ]

Please mark, date and sign your name exactly as it appears here-on and return the Proxy as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person.  When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title.  If shares are held jointly, each owner must sign.

Number of Common Shares:______________	______________________________
Signature
______________________________
Joint Owner (if any)
Dated:________________, 2011	______________________________
Printed name(s)/Capacity